UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2021

SIGA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

31 East 62nd Street
New York, New York (Address of principal executive offices)	10065 (Zip code)

Registrant’s telephone number, including area code:  (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, $.0001 par value	SIGA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 15, 2021, SIGA Technologies, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) in a virtual format.  Stockholders representing 67,490,465 shares of common stock, or 88.7% of the shares of common stock outstanding as of the April 19, 2021 record date, attended or were represented at the meeting by proxy.  The items listed below were submitted to a vote of the stockholders who attended or were represented by proxy, and were entitled to vote at, the 2021 Annual Meeting.  Final voting results are shown below.

At the 2021 Annual Meeting, the stockholders of the Company (i) elected nine director nominees to hold office until the earlier of the 2022 Annual Meeting of Stockholders of the Company and their successors are elected and qualified and until their earlier resignation or removal, and (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.  Set forth below are the final voting results for both proposals submitted to a vote of the stockholders.

(1)          Election of the following individuals to hold office as directors of the Company for terms of one year.

Number of Shares Voted

Name	For	Withheld

James J. Antal	43,825,653	8,254,507

Jaymie A. Durnan	44,346,951	7,733,209

Phillip L. Gomez, M.D.	49,786,980	2,293,180

Julie M. Kane	44,234,021	7,846,139

Joseph W. Marshall, III	43,743,854	8,336,306

Gary J. Nabel, M.D.	50,333,695	1,746,465

Julian Nemirovsky	44,633,806	7,446,354

Holly L. Phillips, M.D.	45,023,014	7,057,146

Michael C. Plansky	43,856,943	8,223,217

With respect to each director nominee there were 15,410,305 broker “non-votes.”

(2)          Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.

Number of Shares Voted

For	Against	Abstain
67,368,551	49,001	72,913

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGA TECHNOLOGIES, INC.

	By:	/s/ Daniel J. Luckshire
	Name:	Daniel J. Luckshire
	Title:	Chief Financial Officer

Date: June 17, 2021